UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SUN BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 20, 2020

Dear Stockholder:

The Board of Directors of Sun BioPharma, Inc. joins us in extending an invitation to attend our 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on May 19, 2020, at the offices of Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota*, commencing at 2:30 p.m. local time. On or about April 20, 2020, a full set of proxy materials will be mailed to each stockholder.

It is important that your shares be represented at the Annual Meeting whether or not you plan to attend in person. Please vote electronically over the Internet or, if you request and receive a paper copy of the proxy card by mail, you may vote by Internet or telephone or by returning your signed proxy card in the envelope provided. If you do attend the Annual Meeting and desire to vote in person, you may do so by following the procedures described in the proxy statement even if you have previously voted.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

We hope that you will be able to attend the Annual Meeting.

Very truly yours, /s/ Michael T. Cullen Michael T. Cullen, M.D., M.B.A. Executive Chairman of the Board, President and Chief Executive Officer

*

IMPORTANT NOTE: We intend to hold the Annual Meeting in person at the time and place designated above. However, we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose in light of the coronavirus (COVID-19) pandemic. In the event it is not possible or advisable to hold our Annual Meeting in person or at the scheduled location, we will announce alternative arrangements for the meeting promptly in advance, which may include holding the meeting solely by means of remote communication. Please monitor our website at www.sunbiopharma.com and the filings we make with the Securities and Exchange Commission for any updated information. If you are planning to attend the Annual Meeting in person, please check the website prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

SUN BIOPHARMA, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 19, 2020

To the Stockholders of Sun BioPharma, Inc.:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Sun BioPharma, Inc., a Delaware corporation, will be held on May 19, 2020, at the offices of Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota*, commencing at 2:30 p.m. local time, for the following purposes:

1.	Elect two Class I directors;

2.	Ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	Approve the amendment and restatement of the 2016 Omnibus Incentive Plan (“2016 Plan”); and

4.	Action on any other matters that may properly come before the Annual Meeting and any adjournment of postponement thereof.

Only stockholders of record at the close of business on March 27, 2020, the record date for the meeting set by the Board of Directors, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors, /s/ Susan Horvath Susan Horvath Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible. If you attend the meeting, you may vote your shares in person if you wish, whether or not you submit a proxy in advance of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 19, 2020

Our Proxy Statement for the 2020 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available at https://www.rdgir.com/sun-biopharma-inc.

*

IMPORTANT NOTE: We intend to hold the Annual Meeting in person at the time and place designated above. However, we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose in light of the coronavirus (COVID-19) pandemic. In the event it is not possible or advisable to hold our Annual Meeting in person or at the scheduled location, we will announce alternative arrangements for the meeting promptly in advance, which may include holding the meeting solely by means of remote communication. Please monitor our website at www.sunbiopharma.com and the filings we make with the Securities and Exchange Commission for any updated information. If you are planning to attend the Annual Meeting in person, please check the website prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

Table of Contents

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL 1: ELECTION OF CLASS III DIRECTORS	6
Nominees for Class I Directors – Terms Expiring in 2022	6
Class II Directors –Terms Expiring in 2021	6
Class III Directors –Terms Expiring in 2022	7
Required Vote and Board Recommendation	8
Board Leadership Structure	8
Nominating Process and Board Diversity	8
Director Independence	9
Communications with our Board of Directors	9
Board Meetings and Attendance	9
Director Attendance at Annual Meeting	9
Committees of the Board of Directors	9
AUDIT COMMITTEE REPORT	10
Role of the Board in Risk Oversight	11
Certain Relationships and Related Party Transactions	11
DIRECTOR COMPENSATION	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
EXECUTIVE COMPENSATION	15
Summary Compensation Table	15
Outstanding Equity Awards as of December 31, 2019	15
Employment Agreements	16
Potential Payments Upon Termination or Change-in-Control	16
PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
Required Vote and Board Recommendation	17
Audit Fees	17
Pre-approval Policy	17
PROPOSAL 3: APPROVAL OF AMENDMENTS TO 2016 OMNIBUS INCENTIVE PLAN	18
Introduction	18
Key Features of the Amended 2016 Plan	18
Purpose	18
Administration	19
Eligibility	19
Shares Available	19
Types of Awards	19
Terms of Awards and Other Plan Provisions	20
U.S. Federal Income Tax Consequences	22
New Plan Benefits	23
Equity Compensation Plan Information	23
Required Vote and Board Recommendation	23
DELINQUENT SECTION 16(a) REPORTS	24
OTHER MATTERS	24
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS	24
HOUSEHOLDING	24
ADDITIONAL INFORMATION	24

i

SUN BIOPHARMA, INC.

712 Vista Boulevard #305
Waconia, Minnesota 55387

PROXY STATEMENT

The Board of Directors of Sun BioPharma, Inc. (“our Company”) is soliciting proxies for use at the Annual Meeting of Stockholders to be held on May 19, 2020, and at any adjournment or postponement of the meeting (the “Annual Meeting”).

The Annual Meeting will be held at the offices of Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota*. Registration for the Annual Meeting will begin at 2:00 p.m., local time. The Annual Meeting will commence at 2:30 p.m. local time. This solicitation is being made by mail; however, we also may use our officers, directors and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card is scheduled to begin on or about April 20, 2020.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

The Board of Directors is soliciting your proxy for use at the Annual Meeting because you owned shares of our common stock at the close of business on March 27, 2020, the record date for the Annual Meeting (the “Record Date”), and, therefore, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons to vote on your behalf. By completing and returning the enclosed proxy card or voting in accordance with the instructions set forth therein, you are giving Michael T. Cullen and Susan Horvath, the proxy holders, the authority to vote your shares of common stock at the Annual Meeting in the manner you indicate. If you do not give direction with respect to any nominee or other proposal, the proxy holders will vote your shares as recommended by the Board of Directors. The proxy holders are authorized to vote in their discretion if other matters are properly submitted at the Annual Meeting.

Q:	Who can vote?

A:

Holders of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. On that date, there were a total of 6,631,308 shares of our common stock outstanding, which shares were held by 268 record holders. This proxy statement and any accompanying proxy card, along with the annual report on Form 10-K for the fiscal year ended December 31, 2019, were first made available to stockholders beginning on or about April 20, 2020. This proxy statement summarizes the information you need to complete and submit your proxy or to vote at the Annual Meeting.

*

IMPORTANT NOTE: We intend to hold the Annual Meeting in person at the time and place designated above. However, we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose in light of the coronavirus (COVID-19) pandemic. In the event it is not possible or advisable to hold our Annual Meeting in person or at the scheduled location, we will announce alternative arrangements for the meeting promptly in advance, which may include holding the meeting solely by means of remote communication. Please monitor our website at www.sunbiopharma.com and the filings we make with the Securities and Exchange Commission for any updated information. If you are planning to attend the Annual Meeting in person, please check the website prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:

All stockholders as of the Record Date, or their duly appointed proxy holders, may attend the Annual Meeting. If you hold your shares in street name, then you must request a legal proxy from your broker or nominee to attend or vote at the Annual Meeting.

Q:	What proposals am I being asked to vote on?

A:	You are voting on:

●	Proposal 1 – Election of two Class I directors.

●	Proposal 2 – Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

●	Proposal 3 – Approval of amendment and restatement of the 2016 Plan.

Q:	How does the Board of Directors recommend I vote on the proposals?

A:	The Board is soliciting your proxy and recommends you vote:

●	FOR each of the Class I director nominees (see Proposal 1); and

●	FOR the ratification of our independent registered public accounting firm for the year ending December 31, 2020 (see Proposal 2); and

●	FOR the approval of the amendment and restatement of the 2016 Plan (see Proposal 3).

Q:	What constitutes a quorum?

A:

A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date, 3,315,655 shares of our common stock constituted a majority of the voting power. If you submit a valid proxy or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What vote is required to approve each proposal?

A:

Proposal 1 – Election of two Class I Directors - Provided a quorum is present at the Annual Meeting, the two nominees receiving a plurality (i.e., greatest number) of the votes cast for all nominees will be elected, regardless of whether any such nominees receive votes from a majority of the shares represented (in person or by proxy) at the Annual Meeting.

Proposal 2 – Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 - Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

Proposal 3 – Approval of amendment and restatement of the 2016 Plan - Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

Q:	What is the effect of broker non-votes and abstentions?

A:

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have or does not exercise discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If a broker returns a “non-vote” proxy indicating a lack of authority to vote on a proposal, then the shares covered by such a “non-vote” proxy will be deemed present at the Annual Meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to any non-discretionary proposals. Nominees will not have discretionary voting power with respect to any matter to be voted upon at the Annual Meeting, other than the ratification of the selection of our independent registered public accounting firm. Broker non-votes, if any, will have the effect of a vote against Proposal 2 but will have no effect on the outcomes of Proposals 1 and 3.

A properly executed proxy marked “ABSTAIN” with respect to a proposal will be counted for purposes of determining whether there is a quorum and will be considered present in person or by proxy and entitled to vote but will not be deemed to have been voted in favor of such proposal. Abstentions will have the effect of a vote against Proposals 2 and 3 but will have no effect on the outcomes of Proposal 1.

Q:	How will the proxy holders vote on any other business brought up at the Annual Meeting?

A:

By submitting your proxy, you authorize the proxy holders to use their judgment to determine how to vote on any other matter brought before the Annual Meeting, or any adjournments or postponements thereof. We do not know of any other business to be considered at the Annual Meeting.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the Annual Meeting using any of the following methods:

●

Proxy card—The enclosed proxy card is a means by which a stockholder may authorize the voting of the stockholder’s shares of common stock at the Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the Annual Meeting in accordance with the stockholder’s directions. We urge you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to our stock transfer agent, VStock Transfer, LLC, in the enclosed envelope or via facsimile transmission at the number identified on your proxy card. If you sign and return the proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors.

●

Internet—If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

●

In person at the Annual Meeting—All stockholders of record as of the Record Date may vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose in light of the coronavirus (COVID-19) pandemic. In the event it is not possible or advisable to hold our Annual Meeting in person or at the scheduled location, we will announce alternative arrangements for the meeting promptly in advance, which may include holding the meeting solely by means of remote communication. Please monitor our website at www.sunbiopharma.com and the filings we make with the Securities and Exchange Commission for any updated information. If you are planning to attend the Annual Meeting in person, please check the website prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this proxy statement and the accompanying notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Submitting a new proxy with a more recent date than that of the first proxy given before 11:59 p.m. EDT on May 18, 2020, by following the Internet voting instructions;

●	Completing, signing, dating and returning a new proxy card to us, which must be received by us before the time of the Annual Meeting, or

●	If you are a registered stockholder, by attending the meeting in person and delivering a proper written notice of revocation of your proxy.

Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it – that is, by Internet, facsimile or mail.

Q:	Who will count the votes?

A:

All proxies submitted will be tabulated by our transfer agent, VStock Transfer, LLC. All shares voted by stockholders of record present in person at the Annual Meeting will be aggregated with the proxies reported by VStock Transfer, LLC by our Corporate Secretary, or her designee, who will also act as inspector of election for the Annual Meeting.

Q:	Is my vote confidential?

A:	All proxies and all vote tabulations that identify an individual stockholder are confidential. Your vote will not be disclosed except:

●	To allow our independent proxy tabulator to tabulate the vote,

●	To allow the inspector of election to certify the results of the vote, and

●	To meet applicable legal requirements.

Q:	What shares are included on my proxy?

A:	Your proxy will represent all shares registered to your account in the same social security number and address.

Q:	What happens if I don’t vote shares that I own?

A:

Shares registered in your name. If you do not vote shares that are registered in your name by voting in person at the Annual Meeting or by proxy through the Internet, facsimile or mail as described on the proxy card, your shares will not be counted in determining the presence of a quorum or in determining the outcome of the vote on the proposals presented at the Annual Meeting.

Shares held in street name. If you hold shares through a broker, you will receive voting instructions from your broker. If you do not submit voting instructions to your broker and your broker does not have discretion to vote your shares on a particular matter, then your shares will not be counted in determining the outcome of the vote on that matter at the Annual Meeting. See “What is the effect of broker non-votes and abstentions?” as described above. Your broker will not have discretion to vote your shares for any matter to be voted upon at the Annual Meeting other than the ratification of the selection of our independent registered public accounting firm. Accordingly, it is important that you provide voting instructions to your broker for the matters to be voted upon at the Annual Meeting.

Q:	What if I do not specify how I want my shares voted?

A:

If you are a registered stockholder and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular matter, we will vote your shares in accordance with the recommendations of the Board of Directors as set forth above with respect to matters described in the proxy statement.

If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described under “Can I revoke or change my vote?”

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should follow voting instructions for all proxy cards you receive.

Q:	How many votes can I cast?

A:	You are entitled to one vote per share on all matters presented at the Annual Meeting. Our stockholders do not have a right to cumulate their votes for the election of directors or otherwise.

Q:	When are stockholder proposals and nominees due for the 2021 Annual Meeting of Stockholders?

A:

If you want to submit a stockholder proposal or nominee for the 2021 Annual Meeting of Stockholders, you must submit the proposal in writing to our Secretary at Sun BioPharma, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387, so it is received by the relevant date set forth below under “Submission of Stockholder Proposals and Nominations.”

Q:	How is this proxy solicitation being conducted?

A:

We will pay the cost of soliciting proxies. In addition to solicitation by the use of the mails, certain of our directors, officers and employees may solicit proxies by telephone, email or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our stock and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

PROPOSAL 1:
ELECTION OF CLASS III DIRECTORS

Our business is overseen by a Board of Directors divided into three classes as nearly equal in number as possible, and directors typically are elected to a designated class for a term of three years. The following table sets forth certain information regarding the current members of our Board of Directors:

Name	Age	Position(s)
Michael T. Cullen	74	Executive Chairman of the Board, President, Chief Executive Officer and Director
Suzanne Gagnon	63	Chief Medical Officer and Director
Jeffrey S. Mathiesen	59	Director
Paul W. Schaffer	77	Director
D. Robert Schemel	64	Director
Arthur J. Fratamico	54	Director

The Board of Directors has fixed at two the number of directors to be elected to the Board at the Annual Meeting. Based upon the recommendation of its Nominating and Governance Committee, the Board has nominated, Suzanne Gagnon and Paul Schaffer to stand for election for a three-year term. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees as set forth below.

Nominees for Class I Directors – Term Expiring in 2022

Each of the nominees named below is a current director of our Company and has indicated a willingness to serve as a director for the term to which she or he is elected, but in case any nominee is not a candidate at the meeting for any reason, the proxy holders named in our form of proxy may vote for a substitute nominee in their discretion or our Board of Directors may recommend that the number of directors to be elected be reduced.

Suzanne Gagnon, M.D., has served as our Chief Medical Officer and as a director of our Company since September 2015. Dr. Gagnon had previously served as a director of Sun BioPharma Research, Inc. (“SBR”), a former affiliate of the Company, since June 2015 and as its Chief Medical Officer since January 2015. Previously, Dr. Gagnon served as the Lead Clinical Consultant to the Company. Dr. Gagnon has been the President of Gagnon Consulting LLC since July 2014, consulting on medical, safety and regulatory matters. From 2001 to 2014, Dr. Gagnon served as the Chief Medical Officer for three companies, ICON Clinical Research, Nupathe, Inc. and Idis, Inc. Dr. Gagon is a graduate of Boston University School of Medicine and Boston City Hospital’s Medical Residency Program. We believe that Dr. Gagnon brings exceptional experience in drug development, safety, regulatory matters and executive leadership to the Board of Directors.

Paul W. Schaffer has served as a director since September 2015. Mr. Schaffer had previously served as a director of SBR since January 2014. Mr. Schaffer graduated from Minnesota Pharmacy School in 1966. He owned and operated a compounding pharmacy, Bloomington Drug, for 42 years. Mr. Schaffer is an experienced biotech investor. We believe that Mr. Schaffer brings a wealth of experience in pharmaceutical development and manufacturing to the Board of Directors, as well as knowledge of regulations and issues facing pharmaceutical companies.

Class II Directors –Terms Expiring in 2021

Michael T. Cullen, M.D., M.B.A., has served as Executive Chairman of the Board of Directors and as a director of our Company since September 2015. He assumed responsibilities as President and Chief Executive Officer of the Company in October 2018. Dr. Cullen brings 30 years of pharmaceutical experience to our Company, including expertise in working with development-stage companies in planning, designing and advancing drug candidates from preclinical through clinical development. Dr. Cullen co-founded SBR in November 2011 and had continuously served as Chairman of its Board of Directors since that date. He previously served as Chief Medical Officer from November 2011 to January 2015. Dr. Cullen assumed responsibility as the President and Chief Executive Officer of the Company on October 31, 2018. Dr. Cullen provided due diligence consulting to the pharmaceutical industry from 2009 to 2011, after one year in transition consulting to Eisai Co., Ltd. He developed several oncology drugs as Chief Medical Officer for MGI Pharma Inc. from 2000 to 2008, and previously at G.D. Searle, SunPharm Corporation, and as Vice President for Clinical Consulting at IBAH Inc., the world’s fifth largest contract research organization, where he provided consulting services on business strategy, creating development plans, regulatory matters and designing clinical trials for several development stage companies in the pharmaceutical industry. Dr. Cullen was also a co-founder and Chief Executive Officer of IDD Medical, a pharmaceutical start-up company. Dr. Cullen joined 3M Pharmaceuticals in 1988 and contributed to the development of cardiovascular, rheumatology, pulmonary and immune-response modification drugs. Over the course of his career Dr. Cullen has been instrumental in obtaining the approval of ten drugs, including three (3) since 2004: Aloxi®, Dacogen® and Lusedra®. Board-certified in Internal Medicine, Dr. Cullen practiced from 1977 to 1988 at Owatonna Clinic, Owatonna, MN, where he served as president. Dr. Cullen earned his MD and BS degrees from the University of Minnesota and his MBA from the University of St. Thomas and completed his residency and Board certification in Internal Medicine through the University of North Carolina in Chapel Hill and Wilmington, NC.

D. Robert Schemel has served as a director since September 2015. Mr. Schemel had previously served as a director of SBR since March 2012. Mr. Schemel has over 39 years’ experience in the agriculture industry. From 1973-2005, Mr. Schemel owned and operated a farming operation in Kandiyohi County, Minnesota, building a 5,000-acre operation producing corn, soybeans and sugar beets. Mr. Schemel has extensive experience in serving on boards of directors. From 1992-1996 he served as a board member for ValAdCo and then from 1996-2003 he served as the Chairman of the Board for Phenix Biocomposites.

Class III Directors –Terms Expiring in 2022

Jeffrey S. Mathiesen has served as a director of our Company since September 2015. On March 19, 2019 Mr. Mathiesen selected to service as the Vice Chair and lead independent director for the Company. He has served as Advisor to the CEO of Teewinot Life Sciences, a privately held biopharmaceutical company focused on the biosynthetic production of pure pharmaceutical grade cannabinoids from October 2019 to December 2019, and as Chief Financial Officer from March 2019 to October 2019. Previously he served as Chief Financial Officer of Gemphire Therapeutics Inc., a publicly traded biopharmaceutical company from September 2015 to September 2018. From August 2015 to September 2015 he was a consultant to Gemphire. He served as Chief Financial Officer of Sunshine Heart, Inc., a publicly traded medical device company, from March 2011 to January 2015. From December 2005 to April 2010, Mr. Mathiesen served as Vice President and Chief Financial Officer of Zareba Systems, Inc., a manufacturer and marketer of medical products, perimeter fencing and security systems that was purchased by Woodstream Corporation in April 2010. Mr. Mathiesen has held executive positions with publicly traded companies dating back to 1993, including vice president and chief financial officer positions. Mr. Mathiesen also serves as a director and audit committee chairman of NeuroOne Medical Technologies Corporation, a publicly traded medical device company and served as a director and audit committee chairman of eNeura, Inc., a privately held medical technology company providing therapy for both acute treatment and prevention of migraine from July 2018 to February 2020. Mr. Mathiesen holds a B.S. in Accounting from the University of South Dakota and is also a Certified Public Accountant.

Arthur J. Fratamico has served as a director of our Company since December of 2019. He is a registered pharmacist with over 25 years of experience in the pharmaceutical industry and has been the Chief Business Officer at Galera Therapeutics, Inc., a biopharmaceutical company dedicated to discovering and developing novel dismutase mimetics with the goal of transforming cancer radiotherapy, since January 2017. Prior to joining Galera, Mr. Fratamico served as Chief Business Officer of Vitae Pharmaceuticals, Inc., a Nasdaq-listed clinical-stage biotechnology company, from May 2014 until its sale to Allergan in December 2016. Prior to Vitae Pharmaceuticals, he held similar executive roles with a number of biotechnology companies leading their business development efforts, including facilitating the sales of Gemin X Pharmaceuticals, Inc. and MGI Pharma, Inc. In addition to being responsible for numerous licensing transactions and acquisitions, he also directed corporate strategy and managed external corporate communications. He also served in several senior marketing, product planning and new product development positions. Mr. Fratamico earned a bachelor’s degree in pharmacy from the Philadelphia College of Pharmacy and Science and an M.B.A. from Drexel University.

Required Vote and Board Recommendation

Directors are elected by a plurality of votes present and entitled to vote. Provided that a quorum is present, the nominees receiving the highest number of votes will be elected. The votes cannot be cast for a greater number of persons than two.

The Board of Directors recommends that you vote “FOR” each of the nominees for Class I Directors.

CORPORATE GOVERNANCE

In accordance with applicable laws and our bylaws, the business and affairs of the Company are governed under the direction of the Board of Directors. The system of governance practices we follow is set forth in our corporate governance guidelines and in the charters of each of the committees of the Board of Directors. The corporate governance guidelines set forth the practices our board will follow with respect to its duties, committee matters, director qualifications and selection process, director compensation, director share ownership, director orientation and continuing education, executive evaluation, management succession and annual evaluation of the Board of Directors and committees. We also have adopted a code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. The corporate governance documents of the Company are reviewed periodically to ensure effective and efficient governance and compliance in a timely manner with all laws.

Corporate governance information, including the corporate governance guidelines, committee charters and the code of business conduct and ethics applicable to our directors, officers and employees is posted on our website at www.sunbiopharma.com under the “Investors” page. We plan to post to our website at the address described above any future amendments or waivers to our code of ethics and business conduct.

Board Leadership Structure

Our Board of Directors is led by our Executive Chairman, Michael T. Cullen. As Executive Chairman, Dr. Cullen (a) is responsible for calling and presiding over meetings of the Board, (b) presides over our meetings of stockholders, (c) holds primary responsibility in setting Board agendas, (d) has the ability to represent us with external stakeholders. On October 31, 2018, the Board elected Dr. Cullen to fill vacancies in the additional roles of President and Chief Executive Officer. We believe that having the same individual serve as Chairman of the Board and Chief Executive Officer is appropriate, at this time, as it both maintains the functionality of our Board of Directors and is an efficient use of Company resources. On March 19, 2020 our Board of Directors designated Mr. Mathiesen as our Vice Chair and lead independent director. As Vice Chair and lead independent director Mr. Mathiesen is responsible for (a) presiding over all executive sessions of non-employee, independent directors, (b) presiding at meetings of the Board in the absence of, or upon the request of, the Chairman, (c) approving the scheduling of Board meetings as well as the agenda and materials for each Board meeting and executive session of the Board’s non-employee, independent Directors, (d) serving as a liaison and supplemental channel of communication between the non-employee, independent directors and the Executive Chairman, (e) meeting regularly with the Executive Chairman, (f) communicating with stockholders as appropriate, and (g) approving and coordinating the retention of advisors and consultants who report directly to the non-employee, independent members of the Board, except as otherwise required by applicable law or any applicable exchange rules or listing standards.

Nominating Process and Board Diversity

The Nominating and Governance Committee generally identifies director candidates based upon suggestions from current directors and senior management, recommendations by stockholders or use of a director search firm. Stockholders who wish to suggest qualified candidates may write to the attention of the chairman of our Nominating and Governance Committee at Sun BioPharma, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387. All recommendations should state in detail the qualifications of such person for consideration by the committee and should be accompanied by an indication of the recommended person’s willingness to serve if elected. The committee will consider candidates recommended by stockholders in the same manner that it considers all director candidates.

Candidates for director are reviewed in the context of the current composition of our Board of Directors, our operations and the long-term interests of our stockholders. We do not have a policy regarding the consideration of diversity in identifying director nominees.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board of Directors has determined that Messrs. Mathiesen, Schaffer, Schemel and Fratamico are “independent directors” as defined under the applicable rules of The Nasdaq Stock Market, LLC, which we have voluntarily adopted as our standard for director independence.

Communications with our Board of Directors

You may contact our Board of Directors or any director by mail addressed to the attention of our Board of Directors or the specific director identified by name or title, at 712 Vista Boulevard #305, Waconia, Minnesota 55387. All communications will be submitted to our Board of Directors or the specified director on a periodic basis.

Board Meetings and Attendance

Our Board of Directors held five meetings during 2019. Each director attended at least 75% of the meetings of our Board of Directors and the committees on which he or she served held during their service as a director or member of the committee in the year ended December 31, 2019.

Director Attendance at Annual Meeting

We do not have a formal policy regarding attendance of directors at our annual meeting of stockholders. Five directors were present at our Annual Meeting of stockholders held in 2019.

Committees of the Board of Directors

Our Board of Directors has established three standing committees: Audit, Compensation, and Nominating and Governance. The membership of each committee is as follows:

Committees
Director	Audit	Compensation	Nominating and Governance	Independent Directors
Michael T. Cullen	–	–	–
Suzanne Gagnon	–	–	–
Jeffrey S. Mathiesen	Chair	–	Member	✔
Paul W. Schaffer	Member	Member	Chair	✔
D. Robert Schemel	Member	Chair	–	✔
Arthur J. Fratamico	–	Member	Member	✔

Audit Committee

The Audit Committee’s primary functions, among others, are to: (a) assist the Board of Directors in discharging its statutory and fiduciary responsibilities with regard to audits of the books and records of our Company and the monitoring of its accounting and financial reporting practices; (b) carry on appropriate oversight to determine that our Company and its subsidiaries have adequate administrative and internal accounting controls and that they are operating in accordance with prescribed procedures and codes of conduct; and (c) independently review our Company’s financial information that is distributed to stockholders and the general public. The Audit Committee held five meetings during 2019. The Audit Committee has a charter, which is available on our website at www.sunbiopharma.com.

All of the members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). Our Board of Directors has determined that Jeffrey S. Mathiesen is qualified to serve as an audit committee financial expert, as that term is defined under the applicable rules of the SEC. Each member of the Audit Committee satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, as amended, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its duties, the Audit Committee:

(1)	reviewed and discussed the audited financial statements included in the Form 10-K for the fiscal year ended December 31, 2019 with management.

(2)

discussed with Cherry Bekaert LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards and the SEC.

(3)

received and reviewed the written disclosures and the letter from Cherry Bekaert LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert LLP’s communications with the audit committee concerning independence, and the Audit Committee discussed with Cherry Bekaert LLP their independence from management and the Company, and

(4)

has considered whether the provision of services by Cherry Bekaert LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s quarterly reports on Form 10-Q are compatible with maintaining Cherry Bekaert LLP’s independence, and has determined that they are compatible and do not impact Cherry Bekaert LLP’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 to be filed with the SEC.

Audit Committee:
Jeffrey S. Mathiesen (Chair)
D. Robert Schemel
Paul W. Schaffer

Compensation Committee

The Compensation Committee reviews and recommends to our Board of Directors all compensation for our executive officers and, on an annual basis, the goals and objectives relevant to the annual compensation of our executive officers in light of their respective performance evaluations. Our Compensation Committee is also responsible for administering our equity incentive plans, including our 2011 Equity Incentive Plan, as amended (the “2011 Plan”) and our 2016 Omnibus Incentive Plan, as amended ( the “2016 Plan”), including approval of individual grants of stock options and other equity-based awards. The Compensation Committee held three meetings during 2019. The Compensation Committee has a charter, which is available on our website at www.sunbiopharma.com.

Nominating and Governance Committee

The Nominating and Governance Committee is primarily responsible for identifying individuals qualified to serve as members of our Board of Directors, recommending individuals to our Board of Directors for nomination as directors and committee membership, reviewing the compensation paid to our non-employee directors and recommending adjustments in director compensation, as necessary, in addition to overseeing the annual evaluation of our Board of Directors. The Nominating and Governance Committee held one meeting during 2019. The Nominating and Governance Committee has a charter that is available on our website at www.sunbiopharma.com.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Certain Relationships and Related Party Transactions

The following is a summary of transactions since January 1, 2018 to which our Company has been a party and in which the amount involved exceeded $25,000, which is approximately 1% of the average of our total assets as of the ends of our last two completed fiscal years, and in which any of our directors, executive officers, or beneficial owners of more than 10% of our capital stock had or will have a direct or indirect material interest, other than the compensation arrangements that are described under the heading “Executive Compensation: Employment Agreements” below.

Our Chief Medical Officer, Suzanne Gagnon, is also a member of our Board of Directors. We are party to an employment agreement with Dr. Gagnon in substantially the same form as the employment agreements with the Executives described below under the heading “Executive Compensation: Employment Agreements.” Dr. Gagnon is eligible to participate in the other compensation and benefit programs generally available to our employees. Her employment agreement also includes customary confidentiality, non-competition and non-solicitation covenants. Under her employment agreement as currently in effect, Dr. Gagnon was entitled to receive an initial annualized base salary of $270,000. During 2018 and 2019, Dr. Gagnon received compensation from the Company amounting to $207,700 and $250,100, respectively.

Certain directors and executive officers participated in various debt and equity offerings during the two years ended December 31, 2019. The table below summarizes those securities purchases:

Related Person Name and Position(s)	Date of Investment	Securities Purchased	Amount Invested
Michael T. Cullen, Executive Chairman President, CEO and Director (a)	2/14/2018	5,000 Shares of Common Stock and Warrants to Purchase up to 5,000 additional Shares of Common Stock(b)	$25,000

Paul W. Schaffer, Director	5/16/2018	5,000 Shares of Common Stock and Warrants to Purchase up to 5,000 additional Shares of Common Stock(b)	$25,000

Michael T. Cullen, Executive Chairman President, CEO and Director	12/31/2018	$35,000 principal amount of Convertible Promissory Notes and Warrants to purchase up to 20,000 Shares of Common Stock(c)	$35,000

Michael T. Cullen, Executive Chairman President, CEO and Director	8/30/2019	30,000 Shares of Common Stock and Warrants to purchase up to 30,000 additional Shares of Common Stock(d)	$105,000

Paul W. Schaffer, Director	9/20/19	30,000 Shares of Common Stock and Warrants to Purchase up to 30,000 additional Shares of Common Stock(e)	$105,000

Suzanne Gagnon Chief Medical Officer and Director	9/20/19	7,142 Shares of Common Stock and Warrants to Purchase up to 7,142 additional Shares of Common Stock(e)	$25,000

(a)	As trustee of the Cullen Living Trust Dated April 23, 2009
(b)	Pursuant to Securities Purchase Agreement dated February 20, 2018. The warrants are exercisable for a period of three years from the date of issuance at an exercise price of $5.00 per share.
(c)

The Convertible Promissory Notes (“Notes”) were part of a series of notes issued on the same terms as those issued to third parties in December 2018 and January 2019, matured on June 30, 2019 and bore interest at a rate of 10.0% per year in the interim. The Notes had a mandatory conversion of all principal and interest into common stock on the earlier of (1) June 30, 2019 or (2) the date our Company received gross proceeds of at least $6.0 million from the sale of equity securities (subject to certain exclusions). The Notes converted at a stated conversion rate of $3.50 per share subject to downward adjustments, if any, to match the price per share of common stock or any unit containing a share of common stock issued by the Company on or before the date of conversion. The exercise price of each warrant is $4.50 per share and they are exercisable until the 5-year anniversary of the date of issuance. See also Note 6 to our consolidated financial statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2019.

(d)	Pursuant to Securities Purchase Agreement dated August 30, 2019 the warrants are exercisable for a period of five years from the date of issuance at an exercise price of $4.00 per share.
(e)	Pursuant to Securities Purchase Agreement dated September 20, 2019 the warrants are exercisable for a period of five years from the date of issuance at an exercise price of $4.00 per share.

Limitation of Liability of Directors and Officers and Indemnification

Our certificate of incorporation limits the liability of the directors to the fullest extent permitted by Delaware law.

Our bylaws provide that we will indemnify and advance expenses to the directors and officers to the fullest extent permitted by law or, if applicable, pursuant to indemnification agreements. They further provide that we may choose to indemnify other employees or agents of our Company from time to time. The Delaware General Corporation Law and the bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to our Company, regardless of whether the bylaws permit indemnification. We maintain a directors’ and officers’ liability insurance policy.

At present there is no pending litigation or proceeding involving any of the current or former directors or officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Related Person Transaction Approval Policy

Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our related party transaction approval policy. Our related party transaction approval policy requires that any executive officer proposing to enter into a transaction with a “related party” generally must promptly disclose to our Audit Committee the proposed transaction and all material facts with respect thereto. In reviewing a transaction, our Audit Committee will consider all relevant facts and circumstances, including (1) the commercial reasonableness of the terms, (2) the benefit and perceived benefits, or lack thereof, to us, (3) the opportunity costs of alternate transactions and (4) the materiality and character of the related party’s interest, and the actual or apparent conflict of interest of the related party.

Our Audit Committee will not approve or ratify a related party transaction unless it determines that, upon consideration of all relevant information, the transaction is beneficial to our Company and stockholders and the terms of the transaction are fair to our Company. No related party transaction will be consummated without the approval or ratification of our Audit Committee. It will be our policy that a director will recuse him- or herself from any vote relating to a proposed or actual related party transaction in which they have an interest. Under our related party transaction approval policy, a “related party” includes any of our directors, director nominees, executive officers, any beneficial owner of more than 5% of our common stock and any immediate family member of any of the foregoing. Related party transactions exempt from our policy include transactions available to all of our employees and stockholders on the same terms and transactions between us and the related party that, when aggregated with the amount of all other transactions between us and the related party or its affiliates, involved less than one percent of the average of our Company’s total assets at yearend for the last two completed fiscal years.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding compensation of the persons who served as our non-employee directors during the year ended December 31, 20129.

Name	Option Awards ($)(a)		Total ($)
D. Robert Schemel	62,395	(b)	62,395
Jeffrey S. Mathiesen	62,395	(c)	62,395
Paul W. Schaffer	62,395	(d)	62,395
Arthur J. Fratamico	74,992	(e)	74,992

(a)

The values of option awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to our consolidated financial statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2019.

(b)	Mr. Schemel held options to purchase an aggregate of 54,600 shares as of December 31, 2019.
(c)	Mr. Mathiesen held options to purchase an aggregate of 54,600 shares as of December 31, 2019.
(d)	Mr. Shaffer held options to purchase an aggregate of 70,600 shares as of December 31, 2019.
(e)	Mr. Fratamico held options to purchase an aggregate of 38,300 shares as of December 31, 2019.

Directors who are also our employees receive no additional cash compensation for serving on our Board of Directors and non-employee directors receive no cash compensation. During 2019, our Company reimbursed non-employee directors for out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors and its committees.

On March 19, 2019, the Compensation Committee of the Board of Directors approved a compensation program for our non-employee directors effective for 2019 and future years, consisting of annual awards of options to purchase common stock. Each non-employee director will be eligible to receive an option by dividing a target dollar amount by the Black-Scholes value of a share of our common stock as of the date of grant. The target dollar amount for each director will equal (i) $35,000 for service as a non-employee director, plus (ii) $5,000 for each committee of which the director is expected to serve as chair.

On the same date, the Compensation Committee also granted to each then-serving non-employee director a one-time grant of an option to purchase a number of shares of our common stock equal to $10,000 divided by the Black-Scholes value of a share of our common stock on the date of grant. Each such option is scheduled to vest in three substantially equal installments on the first, second and third anniversaries of the dates of grant.

All options awarded to non-employee directors under the new compensation program will bear an initial exercise price equal to the fair market value of a share of our common stock on the grant date, as determined in accordance with the applicable equity incentive plan, and, once vested, will remain exercisable through the ten-year anniversary of the date of grant.

In connection with Mr. Fratamico’s election to the Board of Directors, effective December 19, 2019, the Compensation Committee awarded him two options, one to purchase 6,500 shares, scheduled to vest in full the day before the Annual Meeting and a second to purchase 26,800 shares, 50% of which was exercisable on the date of grant and 25% of which is schedule to vest on the first and second anniversaries of the date of grant. These grants were made consistent with the director compensation program put into place in 2019 and the time remaining prior to the next annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of March 27, 2020 by (i) each of our named executive officers identified in the Summary Compensation Table below; (ii) each of our directors; (iii) all of our executive officers, directors and director nominees as a group; and (iv) each other beneficial owner of 5% or more of our outstanding common stock. Ownership percentages are based on 6,631,308 shares of common stock outstanding as of the close of business on the same date. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the holders of stock listed below has sole voting and investment power as to the stock owned unless otherwise noted. The table below includes the number of shares underlying rights to acquire common stock that are exercisable within 60 days from March 27, 2019. Except as otherwise noted below, the address for each director or officer listed in the table is c/o Sun BioPharma, Inc., 712 Vista Blvd #305, Waconia, Minnesota 55387.

Name	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Executive Officers and Directors
Michael T. Cullen	774,771	(a)	11.0%
Susan Horvath	112,090	(b)	1.7%
Suzanne Gagnon	339,992	(c)	4.9%
Jeffrey S. Mathiesen	58,900	(d)	*
Paul W. Schaffer	275,741	(e)	4.1%
D. Robert Schemel	436,749	(f)	7.9%
Arthur J. Fratamico	24,900	(g)	*
All directors and current executive officers as a group (7 persons)	2,023,143	(h)	26.4%

Ryan Gilbertson 2012 Irrevocable Family Trust	793,564	(i)	11.6%
8615 Eagle Creek Circle
Savage, Minnesota 55378

*	Less than 1 percent.
(a)	Includes 194,576 shares held by the Cullen Living Trust and 324,700 shares subject to stock options, and 57,500 shares subject to warrants.
(b)	Includes 88,650 shares subject to stock options, and 14,928 shares subject to warrants.
(c)	Includes 8,142 shares held by the Gagnon Family Trust, 287,350 shares subject to stock options and 1,500 shares subject to warrants.
(d)	Includes 52,900 shares subject to options and 3,000 shares subject to warrants.
(e)	Includes 30,685 shares held by the Paul Shaffer Trust, 68,900 shares subject to stock options, 51,756 shares subject to warrants.
(f)	Includes 282,654 shares held by spouse and 52,900 shares subject to stock options and 11,767 shares subject to warrants.
(g)	Includes 24,900 shares subject to stock options.
(h)	Includes 900,300 shares subject to stock options and 140,451 shares subject to warrants.
(i)	Includes 218,455 shares subject to warrants.

EXECUTIVE COMPENSATION

The following disclosure focuses on our named executive officers. For fiscal 2019 our “named executive officers” consisted of: Michael T. Cullen and Susan Horvath.

Base salaries for each of our named executive officers were initially established based on arm’s-length negotiations with the applicable executive. Our Compensation Committee reviews our executive officers’ salaries annually. When negotiating or reviewing base salaries, the Compensation Committee considers market competitiveness based on the experience of its members, the executive’s expected future contribution to our success and the relative salaries and responsibilities of our other executives.

Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers for fiscal 2019 (collectively referred to as the “Executives”):

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards(a) ($)	Total ($)
Michael T. Cullen	2019	282,350	377,471	659,821
Executive Chairman, President and Chief Executive Officer(b)	2018	221,200	491,491	712,691

Susan Horvath	2019	220,313	181,124	401,436
Chief Financial Officer and Vice President of Finance(c)	2018	150,000	147,573	297,573

(a)

The values of option awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to our consolidated financial statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2019.

(b)	Dr. Cullen was elected to serve in the additional roles of President and Chief Executive Officer on October 31, 2018.
(c)	Ms. Horvath joined the Company on April 17, 2018.

Outstanding Equity Awards as of December 31, 2019

		Option Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration Date
Michael T. Cullen	3/5/2015	80,000	–	3.18	3/5/2025
	12/12/2016	15,000	–	15.10	12/12/2026
	2/27/2018	100,000	–	8.10	2/27/2028
	5/21/2019	71,500	84,600(a)	2.95	5/21/2029
	9/24/19	30,000	–	5.00	9/24/2029

Susan Horvath	4/17/2018	20,000	20,000(b)	5.75	4/17/2028
	5/21/19	21,575	36,225(c)	2.95	5/21/2029
	9/24/19	25,000	–	5.00	9/24/2029

(a)	Scheduled to vest with respect to 28,200 on May 21st in each of 2020, 2021 and 2022.
(b)	Scheduled to vest with respect to 10,000 on April 17th in each of 2020 and 2021.
(c)	Scheduled to vest with respect to 12,075 on May 21st in each of 2020, 2021 and 2022.

Employment Agreements

During 2019, we were party to employment agreements with each of the Executives. In addition to the specific terms summarized below, each Executive is eligible to participate in the other compensation and benefit programs generally available to our employees, including our other executive officers, if any. Each such employment agreement also includes customary non-competition and non-solicitation covenants and a requirement that the Executive execute a supplemental agreement regarding confidentiality and assignment of intellectual property.

In accordance with the employment agreements, the base salary of each Executive is reviewed annually by the Compensation Committee of our Board of Directors. Pursuant to the employment agreements, the committee may authorize an increase for the applicable year but may not reduce an Executive’s base salary below its then-current level other than with the Executive’s consent or pursuant to a general wage reduction in respect of substantially all of our executive officers.

Executive Chairman, President and Chief Executive Officer

Under his employment agreement, as last amended, Dr. Cullen was entitled to receive an initial annualized base salary equal to $288,000. He is eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 45% of his base salary. Payment of the bonus amount will be subject to achievement of metrics to be established by our Board of Directors and Dr. Cullen’s continued employment with the Company through the end of the applicable cash bonus period. Neither our Board of Directors nor its Compensation Committee established such performance criteria for 2019 and therefore no cash bonus was paid.

No change was made to Dr. Cullen’s employment agreement as a result of his election to serve in the additional roles of President and Chief Executive Officer in October 2018 until May 21, 2019. On that date the Compensation Committee increased Dr. Cullen’s annualized base salary to $315,000.

Chief Financial Officer

Under her employment agreement, Ms. Horvath is entitled to receive an initial annualized base salary equal to $225,000. Ms. Horvath also is eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 40% of her base salary. Payment of the bonus amount will be subject to achievement of metrics to be established by our Board of Directors and Ms. Horvath’s continued employment with the Company through the end of the applicable cash bonus period. Neither our Board of Directors nor its Compensation Committee established such performance criteria for 2019 and therefore no cash bonus was paid.

Potential Payments Upon Termination or Change-in-Control

Under their respective employment agreements, if Dr. Cullen’s or Ms. Horvath’s employment is terminated by us for any reason other than for “cause” (as defined in the applicable employment agreement) or by him or her for “good reason” (as defined in the applicable employment agreement), then he or she will be eligible to receive an amount equal to their respective annualized salary plus an amount equal to a prorated portion of their cash bonus target, if any, for the year in which the termination occurred, in addition to other amounts accrued on or before the date of termination. If any such termination occurs within six months prior or two years after a “change of control” (as defined in the applicable employment agreement), then Dr. Cullen or Ms. Horvath, as applicable, would instead receive an amount equal to his or her respective annualized salary, plus an amount equal to his or her full cash bonus target for the year in which the termination occurred.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Cherry Bekaert LLP to serve as our independent registered public accounting firm for 2020, and the Board of Directors is asking stockholders to ratify that selection. Although current law, rules and regulations, as well as the Audit Committee charter, require our independent registered public accounting firm to be supervised by the Audit Committee and recommended to the Board of Directors for appointment and, if necessary, removal, our Board of Directors considers the selection of an independent registered public accounting firm to be a matter of stockholder concern and considers this proposal to be an opportunity for stockholders to provide direct feedback. Cherry Bekaert LLP has served as the Company’s independent registered public accounting firm since 2015.

Notwithstanding its selection of Cherry Bekaert LLP, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the committee believes that such a change would be in the best interests of our Company and its stockholders. If the appointment of Cherry Bekaert LLP is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.

Required Vote and Board Recommendation

Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for 2020.

Audit Fees

Cherry Bekaert LLP served as our independent registered public accounting firm for the years ended December 31, 2019 and 2018. The following table presents the aggregate fees for professional services provided by Cherry Bekaert LLP related to 2019 and 2018:

	Year Ended
	December 31, 2019	December 31, 2018
Audit Fees	$104,500	$104,500
Total	$104,500	$104,500

“Audit Fees” consisted of fees for the audit of our annual consolidated financial statements, including audited consolidated financial statements presented in our annual report on Form 10-K, review of the consolidated financial statements presented in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-U.S. jurisdiction.

Pre-approval Policy

The Audit Committee has established a policy governing our use of the services of our independent registered public accountants. Under the policy, the Audit Committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In 2019, all fees identified above under the captions “Audit Fees” that were billed by Cherry Bekaert LLP were approved by the Audit Committee in accordance with SEC requirements.

PROPOSAL 3:
APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2016 OMNIBUS INCENTIVE PLAN

Introduction

On April 9, 2020, our Board of Directors, upon recommendation of its Compensation Committee (as used in this section of this proxy statement, the “Committee”), approved the amendment and restatement of the Sun BioPharma, Inc. 2016 Omnibus Incentive Plan, as amended (the “Amended 2016 Plan”), subject to stockholder approval. The purpose of the Amended 2016 Plan is to provide long-term incentives to persons with responsibility for success and growth at our Company. The Amended 2016 Plan authorizes the issuance of up to 2,800,000 shares of our common stock pursuant to awards granted thereunder, which includes 1,500,000 shares previously approved by stockholders at our 2016 Annual Meeting of Stockholders as well as 1,300,000 additional shares.

Key Features of the Amended 2016 Plan

Our Board of Directors believes that equity-based incentives are an important part of total compensation for our executives as well as for employees and our non-employee directors and aligns their interests with the interests of our stockholders. We believe that stockholders should approve the Amended 2016 Plan for the following reasons:

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No Repricing, Replacement or Repurchase of Underwater Options or Stock Appreciation Rights. The Amended 2016 Plan prohibits, without stockholder approval, actions to reprice, replace or repurchase options or stock appreciation rights (“SARs”) when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.

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No In-the-Money Option or SAR Grants. The Amended 2016 Plan prohibits the grant of options or SARs with an exercise price less than the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).

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No Liberal Share Counting. Shares delivered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with option awards and SARs, shares that we repurchase using option exercise proceeds, and shares subject to a SAR that are not issued in connection with the stock settlement of that award upon its exercise may not be used again for new grants.

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Dividend Equivalents Subject to Performance Conditions. Dividends and dividend equivalents payable with respect to the unvested portion of full value awards whose vesting is subject to the satisfaction of performance conditions will be subject to the same restrictions as the underlying shares or units.

●	No Liberal Definition of “Change in Control.” No change in control would be triggered solely because of stockholder approval of a business combination transaction.

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Double Trigger Accelerated Vesting Following a Change in Control. The Amended 2016 Plan provides that if outstanding awards are continued, assumed or replaced in connection with a change in control that constitutes a corporate transaction, then accelerated vesting of an award will occur only if employment is terminated (other than for “cause” or “good reason”) within 12 months of the change of control.

The descriptions set forth below are in all respects qualified by the terms of the Amended 2016 Plan, which is attached to this Proxy Statement as Appendix A.

Purpose

The purpose of the Amended 2016 Plan is to promote the interests of our Company and our stockholders by providing key personnel of our Company and our affiliates with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of our Company and our affiliates. In addition, the opportunity to acquire a proprietary interest in our Company will aid in attracting and retaining key personnel of outstanding ability. The Amended 2016 Plan is also intended to provide non-employee directors of the Company with an opportunity to acquire a proprietary interest in the Company, to compensate non-employee directors for their contributions to the Company and to aid in attracting and retaining non-employee directors.

Administration

The Amended 2016 Plan is administered by the Committee. The Committee has the authority to adopt, revise and waive rules relating to the Amended 2016 Plan and to determine the timing and identity of participants, the amount of any awards and other terms and conditions of awards. The Committee may delegate its responsibilities under the Amended 2016 Plan to one or more of its members or to one or more directors or executive officers of the Company with respect to the selection and grants of awards to employees of the Company who are not deemed to be officers, directors or 10% stockholders of the Company under applicable federal securities laws. The Board of Directors will perform the duties and have the responsibilities of the Committee with respect to awards made to non-employee directors.

Eligibility

All employees of our Company and our affiliates, non-employee directors of our Company and any consultant or advisor who is a natural person and provides services to us or our affiliates are eligible to receive awards under the Amended 2016 Plan at the discretion of the Committee or the Board, as applicable. No awards may be granted under the Amended 2016 Plan in conjunction with a capital-raising transaction or the promotion or maintenance of a market for our securities. Incentive stock options under the Amended 2016 Plan may be awarded to employees of the Company. As of April 3, 2020, there were approximately 9 total employees and non-employee directors. Such employees, directors and others who currently or may in the future provide services to us and our affiliates may be considered for the grant of awards under the Amended 2016 Plan at the discretion of the Committee or the Board, as applicable.

Shares Available

The total number of shares of Company Common Stock available for distribution under the Amended 2016 Plan is 2,800,000 (which reflects 1,500,000 shares approved at the 2016 Annual Meeting of Stockholders, after giving effect to the 2017 1-for-10 reverse stock split, plus an additional 1,300,000 shares), subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company. In addition, the Amended 2016 Plan provides that the number of shares of Common Stock available for issuance under the Amended 2016 Plan will increase on January 1 of each year beginning in 2021 and ending on January 1, 2025 in an amount equal to the lesser of (i) 20% of the total number of Fully Diluted Shares (as defined in the Amended 2016 Plan) as of December 31 of the immediately preceding calendar year and (ii) such lesser number of shares as may be determined by the Board of Directors or the Committee prior to January 1st of any calendar year. The shares of our Common Stock covered by the Amended 2016 Plan may be treasury shares or authorized but unissued shares.

Any shares subject to an award under the Amended 2016 Plan that expires, is cancelled or forfeited or is settled for cash shall, to the extent of such expiration, cancellation, forfeiture or cash settlement, remain in the pool of shares available for grant under the Amended 2016 Plan. The following shares will, however, continue to be charged against the foregoing maximum share limitations and will not again become available for grant: (i) shares tendered by the participant or withheld by us in payment of the purchase price of an Option, (ii) shares tendered by the participant or withheld by us to satisfy any tax withholding obligation with respect to an Option of SAR, (iii) shares subject to a SAR that are not issued in connection with the settlement of the SAR upon its exercise and (iv) shares repurchased by us with proceeds received from the exercise of a stock option issued under the Amended 2016 Plan.

Types of Awards

The Amended 2016 Plan allows us to grant stock options, SARs, restricted stock, restricted stock units and other stock-based awards. The Committee may provide that the vesting or payment of any award will be subject to the attainment of certain performance objectives established by the Committee, in addition to completion by the plan participant of a specified period of service. The Committee may amend the terms of any award previously granted, but no amendment may materially impair the rights of any participant with respect to an outstanding award without the participant’s consent, unless such amendment is necessary to comply with applicable laws or stock exchange rules.

Stock Options

Stock options granted under the Amended 2016 Plan may be either incentive stock options (“ISOs”), which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options (“NSOs”). Options will vest as determined by the Committee, subject to statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that by vest in a single year. The exercise price of options may not be less than the fair market value of our Common Stock on the date of grant, which, if our shares or not readily tradable on an established securities market will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Section 409A of the Code. The exercise price must be paid in full at the time of exercise and may be paid in cash or such other manner as permitted by the Committee, including by withholding shares issuable upon exercise or by delivery of shares already owned by a participant. Although not necessarily indicative of fair market value, the most recent sale price of a share of our common stock on the over the counter markets, which sale occurred on April 1, 2020, was $5.25 per share.

Stock Appreciation Rights

SARs provide for payment to the participant of all or a portion of the excess of the fair market value of a specified number of shares of our Common Stock on the date of exercise over a specified exercise price, which may not be less than the fair market value of our Common Stock on the date of grant. Payment may be made in cash or shares of our Common Stock or a combination of both, as determined by the Committee.

Restricted Stock

Restricted stock awards are awards of shares of our Common Stock that are subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine.

Restricted Stock Units

Restricted stock units provide a participant with the right to receive, in cash or shares of our Common Stock or a combination of both, the fair market value of a specified number of shares of our Common Stock, and will be subject to such vesting and forfeiture conditions and other restrictions as the Committee determines.

Other Stock-Based Awards

The Committee may grant other awards under the Amended 2016 Plan that are valued by reference to and/or payable in whole or in part in shares of our Common Stock.

Terms of Awards and Other Plan Provisions

Substitute Awards

Awards may be granted under the Amended 2016 Plan in substitution for awards granted by another entity acquired by our company or with which our company combines. The terms and conditions of these substitute awards will be comparable to the terms of the awards replaced and may therefore differ from the terms and conditions otherwise set forth in the Amended 2016 Plan. Shares subject to substitute awards will not count against the Amended 2016 Plan share reserve.

Repricing of Awards

The Committee may not reduce the exercise price of stock options or SARs granted under the Amended 2016 Plan, exchange outstanding stock options or SARs with new stock options or SARs with a lower exercise price or a new full value award, repurchase underwater stock options or SARs or take any other action that would constitute a “repricing,” unless such action is first approved by our stockholders.

Transferability of Awards

Except as noted below, during the lifetime of a person to whom an award is granted, only that person, or that person’s legal representative, may exercise an option or SAR, or receive payment with respect to performance units or any other award. No award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a successor in the event of a participant’s death or pursuant to a qualified domestic relations order. However, the Committee may provide that awards, other than incentive stock options, may be transferable to members of the participant’s immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the participant does not receive any consideration for the transfer.

Termination of Service

Unless otherwise provided in an award agreement, upon termination of a participant’s service with us, all unvested and unexercisable portions of the participant’s outstanding awards will immediately be forfeited. If a participant’s service with us terminates other than for cause (as defined in the Amended 2016 Plan), death or disability, the vested and exercisable portions of the participant’s outstanding stock options and SARs generally will remain exercisable for 90 days after termination. If a participant’s service terminates due to death or disability, the vested and exercisable portions of the participant’s outstanding stock options and SARs generally will remain exercisable for one year after termination. Upon termination for cause, all unexercised stock options and SARs will be forfeited.

Withholding

The Amended 2016 Plan permits us to withhold from cash awards, and to require a participant receiving Common Stock under the Amended 2016 Plan to pay us in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares delivered to such participant or a surrender of shares then owned by the participant.

Change in Control

If a change in control (as defined in the Amended 2016 Plan) that involves a corporate transaction (as defined in the Amended 2016 Plan) occurs and any outstanding award is continued, assumed or replaced by our Company or the surviving or successor entity in connection with such change in control, and if within 12 months after the change in control a participant’s employment or other service is terminated without cause or with good reason (as defined in the Amended 2016 Plan), then (i) each of the participant’s outstanding options and SARs will become exercisable in full, and (ii) each of the participant’s unvested full value awards will fully vest. If any outstanding award is not continued, assumed or replaced in connection with such change in control, then the same consequences as specified in the previous sentence with respect to a termination of employment or other service will occur in connection with a change in control unless and to the extent the Committee elects to terminate such award in exchange for a payment in an amount equal to the intrinsic value of the award (or, if there is no intrinsic value, the award may be terminated without payment). The Committee may, in its discretion, take such other action as it deems appropriate with respect to outstanding awards for a change in control not involving a corporate transaction or may generally provide for different circumstances upon any change in control in an individual award agreement.

Adjustment of Awards

In the event of an equity restructuring, such as a stock dividend or stock split, that affects the per share value of our Common Stock, the Committee will make appropriate adjustment to: (i) the number and kind of securities reserved for issuance under the Amended 2016 Plan, (ii) the number and kind of securities subject to outstanding awards under the Amended 2016 Plan, (iii) the exercise price of outstanding options and SARs, and (iv) any maximum limitations prescribed by the Amended 2016 Plan as to grants of certain types of awards. The Committee may also make similar adjustments in the event of any other change in our company’s capitalization, including a merger, consolidation, reorganization or liquidation.

Amendment and Termination

The Amended 2016 Plan has a term of ten years from its effective date, or the earlier termination of the Amended 2016 Plan by our Board of Directors. Our Board may amend the Amended 2016 Plan at any time, but no amendment may materially impair the rights of any participant with respect to outstanding awards without the participant’s consent. Stockholder approval of any amendment of the Amended 2016 Plan will be obtained if required by applicable law or the rules of any securities exchange on which our Common Stock may then be listed. Awards that are outstanding on the Amended 2016 Plan’s termination date will remain in effect in accordance with the terms of the Amended 2016 Plan and the applicable award agreements.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the Amended 2016 Plan, based on current statutes, regulations and interpretations.

Non-statutory Stock Options

If a participant is granted a non-statutory stock option under the Amended 2016 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

Incentive Stock Options

If a participant is granted an incentive stock option under the Amended 2016 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. Except in the event of death, if the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will generally apply.

Other Awards

The current federal income tax consequences of other awards authorized under the Amended 2016 Plan generally follow certain basic patterns. An award of restricted stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Code Section 83(b) to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. SAR awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Code Section 162(m) with respect to covered employees.

Section 162(m) of the Code

Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000.

Section 409A of the Code

The foregoing discussion of tax consequences of awards under the Amended 2016 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the Amended 2016 Plan that are subject to stockholder approval. In addition, the Committee will determine the number and types of awards that will be granted under the Amended 2016 Plan. Thus, it is not possible to determine the benefits that will be received by eligible participants if the Amended 2016 Plan is approved by our stockholders.

Equity Compensation Plan Information

The following table presents the number of securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2019:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	1,744,811	(a)	$6.526	19,549
Equity compensation plans not approved by security holders	–		–	–
Total	1,744,811			19,549

(a)

Includes 1,480,451 shares underlying common stock options under the 2016 Plan and 264,360 shares underlying common stock options under the 2011 Plan. We ceased issuing awards under the 2011 Plan upon stockholder approval of the 2016 Plan in 2016.

Required Vote and Board Recommendation

Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

The Board of Directors unanimously recommends that you vote “FOR”
approval of the Amended 2016 Plan.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors, executive officers and beneficial owners of more than 10% of our common stock file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and beneficial owners of greater than 10% of our common stock are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2019 except for one report by Ryan R. Gilbertson, reporting the sale of common stock.

OTHER MATTERS

The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in the year 2021 that are requested to be included in the proxy statement for that meeting must be received by us at our principal executive office no later than December 17, 2020. We must receive any other stockholder proposals intended to be presented, and any director nominees for election, at the annual meeting of stockholders in the year 2021 at our principal executive office no earlier than January 12, 2021 and no later than February 11, 2021. Upon timely receipt of any such proposal containing the information required by our bylaws, as amended from time to time, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain stockholders who do not participate in electronic delivery of proxy materials but who have the same address and appear to be members of the same family receive only one copy of our annual report and proxy statement. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, accompanies the delivery of this proxy statement and a copy of such annual report, as filed with the SEC, is also available on the Commission’ website, www.sec.gov, and our corporate website, www.sunbiopharma.com (under “Investor Relations”). In addition, a copy of the Annual Report on Form 10-K, as amended, may be sent to any stockholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), our Chief Financial Officer and Secretary at:

Sun BioPharma, Inc. 712 Vista Boulevard #305 Waconia, Minnesota 55387

Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of our common stock as of the Record Date.

Appendix A

SUN BIOPHARMA, INC.
2016 OMNIBUS INCENTIVE PLAN

Amended and Restated as of April 9, 2020

1.            Purpose. The purpose of the Sun BioPharma, Inc. Company 2016 Omnibus Incentive Plan (the “Plan”) is to attract and retain the best available personnel for positions of responsibility with the Company, to provide additional incentives to them and align their interests with those of the Company’s stockholders, and to thereby promote the Company’s long-term business success.

2.            Definitions. In this Plan, the following definitions will apply.

(a)            “Affiliate” means any entity that is a Subsidiary or Parent of the Company.

(b)            “Agreement” means the written or electronic agreement, notice or other document containing the terms and conditions applicable to each Award granted under the Plan. An Agreement is subject to the terms and conditions of the Plan.

(c)            “Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Stock Units or an Other Stock-Based Award.

(d)            “Board” means the Board of Directors of the Company.

(e)            “Cause” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate, or in the absence of any such then-effective agreement or definition means, a Participant’s (i) failure or refusal to perform satisfactorily the duties reasonably required of the Participant by the Company (other than by reason of Disability); (ii) act or acts of dishonesty intended to result in substantial gain or personal enrichment of the Participant at the expense of Company or any Affiliate; (iii) being convicted of, or pleading guilty or no-contest to, a gross misdemeanor or any felony; (iv) breach of the Company’s business conduct or ethics code or of any fiduciary duty or nondisclosure, non-solicitation, non-competition or similar obligation owed to the Company or any Affiliate that, in any case is willful and deliberate on the Participant’s part and is materially injurious to Company or any Affiliate; or (v) unlawful conduct or gross misconduct that, in any case is willful and deliberate on Employee’s part and is materially injurious to Company.

(f)            “Change in Control” means, unless otherwise provided in an Agreement, one of the following:

(1)            An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control:

(A)            any acquisition of securities of the Company by an Exchange Act Person directly or indirectly from the Company for the purpose of providing financing to the Company;

(B)            any formation of a Group consisting solely of beneficial owners of the Company’s Voting Securities as of the effective date of this Plan;

(C)            any repurchase or other acquisition by the Company of its Voting Securities that causes any Exchange Act Person to become the beneficial owner of more than 50% of the Company’s Voting Securities; or

(D)            with respect to any particular Participant, any acquisition of securities of the Company by the Participant, any Group including the Participant, or any entity controlled by the Participant or a Group including the Participant.

If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities, after initially becoming the beneficial owner of more than 50% of the combined voting power of the Company’s Voting Securities by one of the means described in those clauses, then a Change in Control will be deemed to have occurred. Furthermore, a Change in Control will occur if a Person becomes the beneficial owner of more than 50% of the Company’s Voting Securities as the result of a Corporate Transaction only if the Corporate Transaction is itself a Change in Control pursuant to subsection 2(f)(3).

(2)             Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board.

(3)            A Corporate Transaction is consummated, unless, immediately following such Corporate Transaction, all or substantially all of the individuals and entities who were the beneficial owners of the Company’s Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity resulting from such Corporate Transaction (including beneficial ownership through the ultimate Parent of such entity) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s Voting Securities.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in this Section 2(g) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(g)            “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include any applicable regulations thereunder and any successor or similar statutory provisions.

(h)            “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the Nasdaq Stock Market, and (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3.

(i)             “Company” means Sun BioPharma, Inc., a Delaware corporation, or any successor thereto.

(j)             “Continuing Director” means an individual (i) who is, as of the effective date of the Plan, a director of the Company, or (ii) who is elected as a director of the Company subsequent to the effective date hereof pursuant to a nomination or board representation right of preferred stockholders of the Company, or (iii) who becomes a director of the Company after the effective date hereof and whose initial election, or nomination for election by the Company’s stockholders, was approved by at least a majority of the then Continuing Directors, but excluding, for purposes of this clause (ii) or (iii), an individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest relating to the election of directors.

(k)            “Corporate Transaction” means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving corporation.

(l)             “Disability” means (A) any permanent and total disability under any long-term disability plan or policy of the Company or its Affiliates that covers the Participant, or (B) if there is no such long-term disability plan or policy, “total and permanent disability” within the meaning of Code Section 22(e)(3).

(m)           “Employee” means an employee of the Company or an Affiliate.

(n)            “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(o)            “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Affiliate; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.

(p)            “Exchange Program” means a program under which (i) outstanding Options or SARs are surrendered or cancelled in exchange for Options or SARs of the same type (which may have lower or higher exercise prices and different terms), Awards of a different type and/or cash, or (ii) the exercise price of an outstanding Option or SAR is reduced.

(q)            “Fair Market Value” of a Share means the fair market value of a Share determined as follows:

(1)            If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2)            If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(r)            “Full Value Award” means an Award other than an Option Award or Stock Appreciation Right Award.

(s)            “Fully Diluted Shares” as of a date means the number of Shares (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible into, or exchangeable or exercisable for, Shares, in each case as of the close of business of the Company on such date, without regard to any vesting conditions or other limitations on the immediate ability to convert, exchange or exercise such rights. For purposes of determining the number of Fully Diluted Shares, if the number of Shares subject to a right to acquire Shares is variable, then the number of Shares issuable upon conversion, exchange or exercise of such right will equal the maximum number of shares that could be received under such right.

(t)            “Good Reason” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate or, in the absence of any such then-effective agreement or definition and subject to the last sentence of this definition, means with respect to any Participant any of the following events that has not been consented to by the Participant:

(1)            A material reduction or diminution in the Participant’s job responsibilities, authority or duties, or in the job responsibilities, authority or duties of the supervisor to whom the Participant is required to report, but a mere change in title alone or reassignment to a substantially similar position will not constitute Good Reason;

(2)            A material reduction in the Participant’s base compensation in the absence of a similar general reduction of the base compensation of similarly situated Service Providers; or

(3)            The relocation of the Participant’s primary work location, on a permanent basis, to a location that is more than 50 miles from the Participant’s primary work location immediately prior to such change.

The foregoing events will only be considered “Good Reason” for a Participant to voluntarily resign from his or her position as Service Provider if, following the occurrence of one or more of the foregoing events, the Participant (i) provides written notice to the Company or its applicable Affiliate of the event(s) constituting Good Reason within 30 days after the first occurrence of such event(s), (ii) the Company or its applicable Affiliate fails to reasonably cure such event(s) within 30 days after receiving such notice, and (iii) the Participant’s termination of his or her status as a Service Provider is effective not later than 30 days after the end of the period in which the event(s) may be cured.

(u)            “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(v)            “Group” means two or more persons who act, or agree to act together, as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities of the Company.

(w)            “Non-Employee Director” means a member of the Board who is not an Employee.

(x)            “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Qualified Stock Option” or “NQSO” means an Option other than an Incentive Stock Option.

(y)            “Other Stock-Based Award” means an Award described in Section 11 of this Plan.

(z)            “Parent” means a “parent corporation,” as defined in Code Section 424(e).

(aa)           “Participant” means a person to whom a then-outstanding Award has been granted under the Plan.

(bb)           “Plan” means this Sun BioPharma, Inc. Company 2016 Omnibus Incentive Plan, as amended and in effect from time to time.

(cc)           “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and/or the applicable Agreement.

(dd)           “Retirement” means any termination of a Participant’s Service, other than for Cause, occurring at or after age 65, or at or after age 55 with 10 years or more of continuous service to the Company and its Affiliates.

(ee)           “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services to the Company or any Affiliate or upon the entity to which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

(ff)           “Service Provider” means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.

(gg)          “Share” means a share of Stock.

(hh)          “Stock” means the Company’s common stock, $.001 par value per share.

(ii)            “Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

(jj)            “Stock Unit” means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(kk)          “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

(ll)            “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines. The terms and conditions of a Substitute Award may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which it has been granted.

(mm)         “Voting Securities” of an entity means the outstanding equity securities entitled to vote generally in the election of directors of such entity.

3.            Administration of the Plan.

(a)             Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b)            Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1)            determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

(2)            cancelling or suspending an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 6(b), 15(c) and 15(d);

(3)            adopting sub-plans or special provisions applicable to Awards, establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement, reconciling any inconsistency, correcting any defect or supplying an omission in the Plan or any Agreement, and making all other determinations necessary or desirable for the administration of the Plan;

(4)            granting Substitute Awards under the Plan;

(5)            taking such actions as are provided in Section 3(c) with respect to Awards to foreign Service Providers; and

(6)            instituting an Exchange Program, the terms and conditions of which shall be determined by the Committee in its sole discretion.

Notwithstanding the foregoing, the Board shall perform the duties and have the responsibilities of the Committee with respect to Awards made to Non-Employee Directors.

(c)            Awards to Foreign Service Providers. The Committee may grant Awards to Service Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such sub-plans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

(d)            Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i) and (ii) of Section 2(h). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more directors or executive officers of the Company or to a committee of the Board comprised of one or more directors of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(e)            Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

(f)            Indemnification. Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual’s duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company’s expense, to handle and defend the claims before such person undertakes to handle and defend them on such person’s own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

4.            Shares Available Under the Plan.

(a)            Maximum Shares Available. Subject to Section 4(b) and Section 4(d) and to adjustment as provided in Section 12(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 2,800,000.* Shares issued under the Plan may come from authorized and unissued shares or treasury shares.

(b)            Effect of Forfeitures and Other Actions. Any Shares subject to an Award that expires, is cancelled or forfeited or is settled for cash shall, to the extent of such cancellation, forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the share reserve under Section 4(a) shall be correspondingly replenished as provided in Section 4(c) below. The following Shares shall not, however, again become available for Awards or replenish the share reserve under Section 4(a): (i) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company in payment of the purchase price of a stock option issued under this Plan, (ii) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to the exercise of a stock option or stock appreciation right award under this Plan, (iii) Shares repurchased by the Company with proceeds received from the exercise of a stock option issued under this Plan, and (iv) Shares subject to a stock appreciation right award issued under this Plan that are not issued in connection with the stock settlement of that award upon its exercise.

(c)            Counting Shares Again Available. Each Share that again becomes available for Awards as provided in Section 4(b) shall correspondingly increase the share reserve under Section 4(a), with such increase based on the same share ratio by which the applicable share reserve was decreased upon the grant of the applicable award.

(d)            Automatic Share Reserve Increase. The share reserve specified in Section 4(a) will be increased on January 1 of each year commencing in January 1, 2021 and ending on (and including) January 1, 2025 in an amount equal to the lesser of (i) 20% of the total number of Fully Diluted Shares as of December 31 of the immediately preceding calendar year and (ii) such lower number of Shares determined by the Board or its Committee in advance of January 1 of each year.

(e)            Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall supplement the Share reserve under Section 4(a). Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(f)            No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, pay cash in lieu of any fractional Share in settlement of an Award.

5.            Eligibility. Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees.

*	Share amount reflects an increase of 1,300,000 shares.

6.            General Terms of Awards.

(a)            Award Agreement. Except for any Award that involves only the immediate issuance of unrestricted Shares, each Award shall be evidenced by an Agreement setting forth the amount of the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. If an Agreement calls for acceptance by the Participant, the Award evidenced by the Agreement will not become effective unless acceptance of the Agreement in a manner permitted by the Committee is received by the Company within 30 days of the date the Agreement is delivered to the Participant. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.

(b)            Vesting and Term. Each Agreement shall set forth the period until the applicable Award is scheduled to expire (which shall not be more than ten years from the Grant Date), and any applicable performance period. The Committee may provide in an Agreement for such vesting conditions and timing as it may determine.

(c)            Transferability. Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of Service of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

(d)            Designation of Beneficiary. To the extent permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award that is exercisable or payable on or after the Participant’s death. Any such designation shall be on a form approved by the Company and shall be effective upon its receipt by the Company.

(e)            Termination of Service. Unless otherwise provided in an applicable Agreement or another then-effective written agreement between a Participant and the Company, and subject to Section 12 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or SAR Award, as applicable):

(1)            Upon termination of Service for Cause, or upon conduct during a post-termination exercise period that would constitute Cause, all vested and unexercised Option and SAR Awards and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2)            Upon termination of Service for any reason other than Cause, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.

(3)            Upon termination of Service for any reason other than Cause, death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of ninety (90) days after the date of such termination. However, if a Participant thereafter dies during such ninety (90) day period, the vested and exercisable portions of the Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(4)            Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(f)            Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to any Shares covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

(g)            Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the grant, vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which vesting, exercisability, lapse of restrictions and/or settlement of such Award has been earned. The Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance measures upon the occurrence of certain unusual or nonrecurring events, which may include a Change of Control, a Corporate Transaction, a recapitalization, a change in the accounting practices of the Company, or the Participant’s death or Disability.

(h)            Dividends and Dividend Equivalents. No dividends, dividend equivalents or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate, except for regular cash dividends on Shares subject to the unvested portion of a Restricted Stock Award that is subject only to service-based vesting conditions. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents on the units or other Share equivalents subject to the Award based on dividends actually declared and paid on outstanding Shares. The terms of any dividend equivalents will be as set forth in the applicable Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend equivalents paid with respect to units or Share equivalents that are subject to the unvested portion of a Stock Unit Award or an Other Stock-Based Award whose vesting is subject to the satisfaction of specified performance objectives will be subject to the same restrictions as the units or Share equivalents to which such dividend equivalents relate. The Committee may, in its discretion, provide in an Agreement for restrictions on dividends and dividend equivalents in addition to those specified in this Section 6(h). Any Shares issued or issuable during the term of this Plan as the result of the reinvestment of dividends or the deemed reinvestment of dividend equivalents in connection with an Award shall be counted against, and replenish upon any subsequent forfeiture, the Plan’s share reserve as provided in Section 4.

7.            Stock Option Awards.

(a)            Type and Exercise Price. The Agreement pursuant to which an Option Award is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option Award may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424).

(b)            Payment of Exercise Price. The purchase price of the Shares with respect to which an Option Award is exercised shall be payable in full at the time of exercise. The purchase price may be paid in cash or in such other manner as the Committee may permit, including by payment under a broker-assisted sale and remittance program, by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

(c)            Exercisability and Expiration. Each Option Award shall be exercisable in whole or in part on the terms provided in the Agreement. No Option Award shall be exercisable at any time after its scheduled expiration. When an Option Award is no longer exercisable, it shall be deemed to have terminated.

(d)            Incentive Stock Options.

(1)            An Option Award will constitute an Incentive Stock Option Award only if the Participant receiving the Option Award is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option Award’s Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 or such other amount specified by the Code. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Qualified Stock Option. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the maximum number of Shares that may be the subject of Awards and issued under the Plan as provided in Section 4(a).

(2)            No Participant may receive an Incentive Stock Option Award under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the per Share exercise price for such Award is at least 110% of the Fair Market Value of a Share on the Grant Date and (ii) such Award will expire no later than five years after its Grant Date.

(3)            For purposes of continued Service by a Participant who has been granted an Incentive Stock Option Award, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(4)            If an Incentive Stock Option Award is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Qualified Stock Option.

(5)            The Agreement covering an Incentive Stock Option Award shall contain such other terms and provisions that the Committee determines necessary to qualify the Option Award as an Incentive Stock Option Award.

8.            Stock Appreciation Right Awards.

(a)            Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR Award all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR Award of the number of Shares as to which the SAR Award is being exercised, over (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b)            Exercise of SAR. Each SAR Award may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No SAR Award shall be exercisable at any time after its scheduled expiration. When a SAR Award is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a SAR Award, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a SAR Award.

9.            Restricted Stock Awards.

(a)            Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award, and may correspondingly provide for Company reacquisition or repurchase rights if such additional consideration has been required and some or all of a Restricted Stock Award does not vest.

(b)            Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Except as otherwise provided in the Plan or an applicable Agreement, a Participant with a Restricted Stock Award shall have all the rights of a shareholder, including the right to vote the Shares of Restricted Stock.

10.            Stock Unit Awards.

(a)            Vesting and Consideration. A Stock Unit Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. If vesting of a Stock Unit Award is conditioned on the achievement of specified performance goals, the extent to which they are achieved over the specified performance period shall determine the number of Stock Units that will be earned and eligible to vest, which may be greater or less than the target number of Stock Units stated in the Agreement. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

(b)            Payment of Award. Following the vesting of a Stock Unit Award, and the Company’s determination that any necessary conditions precedent to the settlement of the Award (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan) or a combination of cash and Shares as determined by the Committee.

11.            Other Stock-Based Awards. The Committee may from time to time grant Shares and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

12.            Changes in Capitalization, Corporate Transactions, Change in Control.

(a)            Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 12(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

(b)            Corporate Transactions. Unless otherwise provided in an applicable Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

(1)            Continuation, Assumption or Replacement of Awards. In the event of a Corporate Transaction, then the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Section 12(a)), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 12(b)(4) below. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 12(b)(1), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and contains terms and conditions that are substantially similar to those of the Award.

(2)            Acceleration. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then (i) all outstanding Option and SAR Awards shall become fully vested and exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction. The Committee shall provide written notice of the period of accelerated exercisability of Option and SAR Awards to all affected Participants. The exercise of any Option or SAR Award whose exercisability is accelerated as provided in this Section 12(b)(2) shall be conditioned upon the consummation of the Corporate Transaction and shall be effective only immediately before such consummation.

(3)            Payment for Awards. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide that some or all of such outstanding Awards shall be canceled at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as provided in this Section 12(b)(3). The Committee will not be required to treat all Awards similarly for purposes of this Section 12(b)(3). The payment for any Award surrendered shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to clause (i) of the preceding sentence is less than or equal to the amount determined pursuant to clause (ii) of the preceding sentence with respect to any Award, such Award may be canceled pursuant to this Section 12(b)(3) without payment of any kind to the affected Participant. With respect to an Award whose vesting is subject to the satisfaction of specified performance goals, the number of Shares subject to such an Award for purposes of this Section 12(b)(3) shall be the number of Shares as to which the Award would have been deemed “fully vested” for purposes of Section 12(b)(2). Payment of any amount under this Section  12(b)(3) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s stockholders in connection with the Corporate Transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award surrendered, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s stockholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

(4)            Termination After a Corporate Transaction. If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 12(b)(1), and if within twelve months after the Corporate Transaction a Participant experiences an involuntary termination of Service for reasons other than Cause, or voluntarily terminates his or her Service for Good Reason, then (i) outstanding Options and SARs issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant’s termination of employment, and (ii) any Full Value Awards that are not yet fully vested shall immediately vest in full (at an assumed target level of performance if vesting of the Award is subject to the satisfaction of specified performance goals).

(c)            Other Change in Control. In the event of a Change in Control that does not involve a Corporate Transaction, the Committee may, in its discretion, take such action as it deems appropriate with respect to outstanding Awards, which may include: (i)  providing for the cancellation of any Award in exchange for payments in a manner similar to that provided in Section 12(b)(3) or (ii) making such adjustments to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control, which may include the acceleration of vesting in full or in part. The Committee will not be required to treat all Awards similarly in such circumstances and may include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

(d)            Dissolution or Liquidation. Unless otherwise provided in an applicable Agreement, in the event of a proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. An Award will terminate immediately prior to the consummation of such proposed action.

13.            Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.

14.            Tax Withholding. The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required tax withholdings (but not to exceed the minimum statutory amount required to be withheld if such limitation is necessary to avoid an adverse accounting impact) by authorizing the Company to withhold a number of the Shares that would otherwise be delivered to the Participant, or by delivering to the Company Shares already owned by the Participant, with the Shares so withheld or delivered having a Fair Market Value on the date the taxes are required to be withheld equal to the amount of taxes to be withheld.

15.            Effective Date, Duration, Amendment and Termination of the Plan.

(a)            Effective Date. The Plan shall become effective on the date it is approved by the Company’s shareholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). No Awards shall be made under the Plan prior to its effective date. If the Company’s shareholders fail to approve the Plan by August 31, 2016, the Plan will be of no further force or effect.

(b)            Duration of the Plan. The Plan shall remain in effect until all Shares subject to it are distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 15(c) or the tenth anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date”). Awards made before the Termination Date shall continue to be outstanding in accordance with their terms and the terms of the Plan unless otherwise provided in the applicable Agreements.

(c)            Amendment and Termination of the Plan. The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its stockholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.

(d)            Amendment of Awards. Subject to Section 15(e), the Committee may unilaterally amend the terms of any Agreement evidencing an Award previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 17(i).

(e)            No Option or SAR Repricing. Except as provided in Section 12(a), no Option or Stock Appreciation Right Award granted under the Plan may be (i) amended to decrease the exercise price thereof, (ii) cancelled in conjunction with the grant of any new Option or Stock Appreciation Right Award with a lower exercise price, (iii) cancelled in exchange for cash, other property or the grant of any Full Value Award at a time when the per share exercise price of the Option or Stock Appreciation Right Award is greater than the current Fair Market Value of a Share, or (iv) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or Stock Appreciation Right Award, unless such action is first approved by the Company’s stockholders.

16.            Substitute Awards. The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or an Affiliate is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

17.            Other Provisions.

(a)            Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

(b)            Limits of Liability. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(d) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c)            Compliance with Applicable Legal Requirements and Company Policies. No Shares distributable pursuant to the Plan shall be issued and delivered unless and until the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. During any period in which the offering and issuance of Shares under the Plan is not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any stock certificate or book-entry evidencing Shares issued under the Plan that are subject to securities law restrictions shall bear or be accompanied by an appropriate restrictive legend or stop transfer instruction. Notwithstanding any other provision of this Plan, the acquisition, holding or disposition of Shares acquired pursuant to the Plan shall in all events be subject to compliance with applicable Company policies, including those relating to insider trading, pledging or hedging transactions and minimum holding periods.

(d)            Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(e)            Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware without regard to its conflicts-of-law principles and shall be construed accordingly.

(f)            Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g)            Code Section 409A. It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(1)            If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(2)            If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A, and (iii) shall have any liability to any Participant for any such tax liabilities.

(h)            Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 17(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(i)            Forfeiture and Compensation Recovery.

(1)            The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include termination of Service for Cause; violation of any material Company or Affiliate policy; breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant; a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(2)            Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

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Annual Meeting Proxy Card - Sun BioPharma, Inc. Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

The Board of Directors recommends you vote FOR each the director nominees and FOR Proposals 2 & 3.

(1) Election of Class I Directors:

☐ FOR NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR NOMINEES LISTED BELOW

01 Suzanne Gagnon, M.D.

02 Paul W. Schaffer

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: If any other matters properly come before the Annual Meeting of Stockholders calling for a vote of stockholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgement.

Date ____________ **Signature** ____________ **Signature, if held jointly** ____________

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* SPECIMEN * AC:ACCT999 90.00

SUN BIOPHARMA, INC.

Annual Meeting of Stockholders

May 19, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 19, 2020

The Notice, Proxy Statement and Annual Report for 2019 are available at

https://www.rdgir.com/sun-biopharma-inc

SUN BIOPHARMA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael T. Cullen and Susan Horvath, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes such proxies to represent and to vote, as designated on the reverse, all shares of common stock of Sun BioPharma, Inc., that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held on May 19, 2020, located at the offices of Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota and any adjournment or postponement thereof upon matters set forth in the proxy statement and, in their discretion, upon any other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please check here if you plan to attend the Annual Meeting of Stockholders on May 19, 2020 at 2:30 p.m. (Local Time).

 (Continued and to be signed on Reverse Side)